UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 13, 2005

TERAX ENERGY, INC.
(Exact name of registrant as specified in charter)

NEVADA	333-72230	88-0475757
(State of incorporation)	(Commission File No.)	(I.R.S. Employer
Identification No.)

9600 Great Hills Trail, Suite 150W
Austin Texas	78759
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (512) 231-8444

ROYAL PHOENIX
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12 )

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

     On June 13, 2005, the Registrant disclosed projected financial information to certain prospective investors in connection with the Registrant’s proposed Regulation S Unit financing announced in the Registrant’s Current Report on Form 8-K filed June 2, 2005.

     The disclosed information is as follows, all of which is subject to the Registrant closing the proposed Unit financing in the maximum amount and securing an additional $14,000,000 of equity financing and $26,850,000 in debt financing, in stages, between October 1, 2005 and June 30, 2007:

  the Registrant proposes to drill the first well on its Erath Property in September, 2005;
  the Registrant proposes to drill one well per month first six months following the drilling of the first well, three wells per month for next six months, and five wills per month thereafter;
  the Registrant projects production of 1,814 mcf/d (302 boe/d) average net production by December 31, 2005, 24,757 mcf/d (4,126 boe/d) net by December 31, 2006; and 49,881 mcf/d (8,313 boe/d) net by December 31, 2007;
  the Registrant projects total proved reserves of 5.8 bcf (976 mboe) net by December 31, 2005, 61.1 bcf (10.18 mmboe) net by December 31, 2006, and 109.7 bcf (18.28 mmboe) net by December 31, 2007; and
  the Registrant’s projected net income for the year ending December 31, 2007 is $65,544,133.

     The preceding statements regarding the Registrant's or its management's intentions, beliefs or expectations, or that otherwise speak to future events, are "forward-looking statements" within the meaning of Section 27A of the Securities Exchange Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by terminology including “could”, “may”, “will”, “should”, “except”, “plan”, "expect", "project", "estimate", "predict", "anticipate", "believes", "intends", “propose” and the negative of these terms or other comparable terminology. Such statements are based upon the Registrant's current expectations and involve a number of risks, uncertainties and assumptions and should not be considered as guarantees of future performance. These statements include, without limitation, statements about the Registrant's market opportunity, growth strategy, competition, expected exploration and development activities, historical and future reserves, future acquisitions and investments, the adequacy of the Registrant's available cash resources and the availability of future cash resources. Future results and developments discussed in these statements may also be affected by numerous factors and risks beyond the Registrant's control, including political or economic conditions in areas where the Registrant operates, trade and regulatory matters, general economic conditions (including currency and commodity prices), and other factors and risks identified in the Registrant's SEC filings. Readers are cautioned not to place undue reliance on these forward looking statements. The Registrant does not undertake to update, revise or correct any of the forward-looking information. Readers are urged to review and consider closely the disclosures and risk factors in the Company's SEC filings.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

TERAX ENERGY, INC.

By:	/s/ J. William Rhea, IV
J. William Rhea, IV
Chief Executive Officer

Date: June 13, 2005